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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                OSPREY GOLD CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:__________________________________________________
2) Form, Schedule or Registration Statement No.:____________________________
3) Filing Party:____________________________________________________________
4) Date Filed:______________________________________________________________


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                                 PROXY MATERIALS
                                OSPREY GOLD CORP.
                           6100 Neill Road, Suite 500
                               Reno NV 89511-1159
                       Tel: 775-688-3000 Fax: 775-688-3088

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of Osprey Gold Corp., (the "Company") will be held at The Colony Hotel, 155 Harmon Ave. Palm Beach FL 33480 on February 11, 2005, at 5:00 p.m., local time, for the following purposes:

1. To elect three (3) directors to our Board of Directors to serve until the next annual meeting of shareholders. The nominees are: Georges Benarroch, Linda Kent, and Jean-Jacques Treyvaud;

2. To change the name of the Company from Osprey Gold Corp. to InterUnion Mining Corp. and to file a Certificate of Amendment to the Articles of Incorporation with the State of Nevada, accordingly;

3. To approve a reverse split of the Company's common shares on the basis of ten
(10) old shares for one (1) new shares (10:1) for all shareholders of record on January 14, 2005; and

4. To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors has fixed the close of business on January 14, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our registered address, 6100 Neill Road, Suite 500, Reno NV 89511-1159.

All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO THE ADDRESS INDICATED.


By order of the Board of Directors,
/s/ Georges Benarroch
Georges Benarroch, President
January 14, 2005


                                 PROXY STATEMENT
                                     GENERAL

SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Osprey Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at The Colony Hotel, 155 Harmon Ave. Palm Beach FL 33480 at 5:00 p.m., on February 11, 2005, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about January 24, 2005.

COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our common stock.

OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on January 14, 2005, the record date for the meeting, will be entitled to notice of and to vote at the meeting. As of January 14, 2005, we had 195,404,763 shares of common stock outstanding, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, and 3 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the annual meeting in person or by proxy. With respect to Proposal 2 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, and 3, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the annual meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of Management to the Board of Directors and For Proposals 1, 2, and 3. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the annual meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

The Board of Directors has nominated the following as Directors who will serve a one-year term expiring on the anniversary date of the Annual Meeting of Shareholders of the Company to be held in 2006, and until their successors are duly elected and qualified.


                                  PROPOSAL ONE

                       ELECTION OF THE BOARD OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than one
(1) director, the exact number to be fixed from time-to-time by the Board of Directors.

NOMINEES

Set forth below is certain information as of January 14, 2005 concerning the nominees for election at the 2004 Annual Meeting and our current officers, including the business experience of each for at least the past five years:

         Name                          Age         Present Position with the Company                  Director Since
         -----------------------------------------------------------------------------------------------------------
         Georges Benarroch             56          Director and President                             September 2004
         Linda Kent                    49          Director and Corporate Secretary & Treasurer          August 2004
         Jean-Jacques Treyvaud         66          Director                                              August 2004

Georges Benarroch has served as the President and Chief Executive Officer of Euro Canadian Securities Limited and its successor company, Credifinance Securities Limited, an institutional investment bank, based in Toronto, a member of the Toronto Stock Exchange and the Montreal Exchange and of the Investment Dealers Association of Canada. Mr. Benarroch is also the President and Chief Executive Officer of Credifinance Capital Inc. based in Toronto, Canada and Credifinance Capital Corp. based in Palm Beach, Florida, both companies specializing in proprietary trading, private equity funding and venture capital. Mr. Benarroch is a Director of Kyto Biopharma Inc. and BMB Munai Inc. Since 1994, he has also served as President and Chief Executive Officer of InterUnion Financial Corporation, a "business bank", which in 1996 created InterUnion Asset Management, a Canadian money management firm with over $1.5 billion under management prior to being sold in 2001. Mr. Benarroch graduated from the Faculte de Droit in Toulouse (France), with a B.Sc. degree from the Universite de Montreal (Canada) in 1970. He received a M.Sc. International Relations and Economic Development from both the Faculte de Droit de Nice (France) and the Institut des Hautes Etudes Internationales, both in 1972. Mr. Benarroch completed a Doctorat de Droit (III cycle) at the Universite de Paris (France) in 1974.

Linda Kent has been in the Brokerage industry since 1979. Prior to joining Credifinance Securities Limited as Head of Trading in 2000, Ms. Kent was associated for over 15 years, until it was purchased by a major bank, with a large Canadian investment firm as Institutional Trader/Manager.

Jean-Jacques Treyvaud spent many years working for the Government of Canada in various departments including the Secretary of State, Department of Finance, Department of Sciences & Technology and the Department of Regional Development Expansion. From there, he moved onto working for several different banks in Geneva, Switzerland. Mr. Treyvaud is now a private consultant specializing in Financial Engineering, Corporate Finance, Investors' Relations, Portfolio Management and Investment Consultant for exclusive international clients and banking relations in European countries. Mr. Treyvaud speaks four languages (French, English, German and Italian).

There are no family relationships among the nominees to our Board of Directors.

Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.


VOTE REQUIRED

Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2004 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee's stead, of such other persons as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

Our Board of Directors recommends that our stockholders vote "for" each of the nominees listed above.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

As of January 14, 2005, we had 195,404,763 shares of our common stock issued and outstanding. The following table sets forth the beneficial ownership of our Common Stock as of that date, for each director and nominee, the President, the other executive officers, greater than 5% shareholders and for all directors and executive officers as a group.

         Name                       Current Position                    Nominee       Shares of Common Stock      % of Class
         -------------------------------------------------------------------------------------------------------------------
         Linda Kent                 Director
                                     Corporate Secretary & Treasurer    Yes                6,781,806                3.471%
         Gordon Leliever            Director                                               3,100,000                1.586%
         Douglas Budden(1)          Director                                               1,670,652                0.855%
         Gerald Baird(2)            Director                                                 180,000                0.092%
         Georges Benarroch          Director, President                 Yes                  100,000                0.051%
         Jean-Jacques Treyvaud      Director                            Yes                  100,000                0.051%
                                                                                          ----------               ------
         All directors, nominees and
           Executive officers as a group (6 persons)                                      11,932,458                6.106%
                                                                                          ==========               ======


          (1) Includes shares owned by Hamdenhouse Enterprises Inc., of which Douglas Budden is beneficial owner.
          (2) Includes shares owned by 1504037 Ontario Inc., of which Gerald Baird is beneficial owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 14, 2005, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.

         Name                                             Shares of Common Stock              Percentage of Class
         --------------------------------------------------------------------------------------------------------
         Betty North (1)                                           58,050,000                       29.71%
         Finance Research & Development (FRD) Trust (2)            59,288,214                       30.34%
         Credifinance Capital Corp. (3)                            15,500,000                        7.93%
                                                                  -----------                      ------
                                            TOTAL                 132,838,214                       67.98%
                                                                  ===========                      ======

          (1) As sole shareholder of Boardwalk Creations Ltd., Betty North is the beneficial owner of all shares held by Boardwalk Creations Ltd. Betty North was an officer of Osprey Gold Corp. until November 15, 2004. Gordon Leliever, Director and former President, is an affiliate of Boardwalk.
          (2) Finance Research & Development (FRD) Trust owns all of the outstanding shares of Credifinance Capital Corp.
          (3) Georges Benarroch, Director and President of Osprey Gold Corp., is an officer and director of Credifinance Capital Corp.


EXECUTIVE COMPENSATION

The following chart sets forth the cash and stock compensation paid to each of our Executive Officers and Directors during the last audited fiscal year, 2003 and for the fiscal year ended December 31, 2004:

                      Gordon Leliever, President       Doug Budden, Vice President     Betty North, Corporate Secretary
                      -------------------------------------------------------------------------------------------------
Fiscal 2003                $  31,267.45                   $  27,507.66                       $  29,404.01
Fiscal 2004   Cash         $  51,946.62                   $  25,701.03                       $  54,338.15
              Stock         $587,000.00 (1)                $190,000.00 (2)                          --


          (1) 3,000,000 shares issued at $0.19 per share; 100,000 shares issued at $0.17 per share
          (2)  1,000,000 shares issued at $0.19 per share


COMPENSATION OF DIRECTORS

At the present time the Board of Directors is not compensated in cash. A Resolution was passed on September 30, 2003 whereby the existing directors were each to receive 100,000 shares for the year ended December 31, 2004.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stephen A. Diamond, Chartered Accountant, served as the Company's auditor for the fiscal year ended December 31, 2003 and for the time period from the fiscal year end through the date of the notice of the 2004 annual shareholders meeting.


AUDIT FEES

Principal accounting fees for professional services rendered for us by Stephen
A. Diamond, Chartered Accountant, for the year ended December 31, 2003, are summarized as follows:

                                          2003              2004
                                       -------------------------
          Audit                        $30,000           $35,000
          Audit related                     --                --
          Tax                               --                --
          All other                         --                --
                                      --------          --------
                      TOTAL            $30,000           $35,000
                                      ========          ========




                                  PROPOSAL TWO

THAT ARTICLE ONE OF THE ARTICLES OF INCORPORATION BE AMENDED TO CHANGE THE NAME
                   OF THE COMPANY TO INTERUNION MINING CORP.

Our Board of Directors recommends that stockholders vote in favor of an amendment to Article One of the Articles of Incorporation to change the name of the Company to InterUnion Mining Corp.


                                 PROPOSAL THREE

TO AUTHORIZE THE BOARD OF DIRECTORS TO EXECUTE A REVERSE SPLIT OF THE COMPANY'S
 ISSUED AND OUTSTANDING COMMON SHARES ON THE BASIS OF TEN OLD TO ONE NEW SHARE

Our Board of Directors recommends that stockholders vote in favor of a reverse split of the Company's issued and outstanding common shares on the basis of ten old shares to one new share for all shareholders of record on January 14, 2005.


                                  OTHER MATTERS

We know of no other matters that are to be presented for action at the annual meeting of stockholders other than those set forth above. If any other matters properly come before the annual meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

                           2005 SHAREHOLDER PROPOSALS

If you wish to include a proposal in the Proxy Statement for the 2005 Annual Meeting of Stockholders, your written proposal must be received by the Company no later than January 31, 2005. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, Osprey Gold Corp., 6100 Neil Road, Suite 500, Reno NV 89511-1159. For each matter that you wish to bring before the meeting, provide the following information:

(a) a brief description of the business and the reason for bringing it to the meeting; (b) your name and record address; (c) the number of shares of Company stock which you own; and (d) any material interest (such as financial or personal interest) that you have in the matter.


                       OSPREY GOLD CORP. (CUSIP 688400100)
               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Georges Benarroch and Linda Kent, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of OSPREY GOLD CORP., of record in the name of the undersigned at the close of business on January 14, 2005, which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated January 14, 2005, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

[Name and address of shareholder]

                            [ ] Mark this box with an X if you have made changes
                                to your name or address details above.

ANNUAL MEETING PROXY CARD
-------------------------

[A] PROPOSAL FOR THE ELECTION OF DIRECTORS

1.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES
                                              ---

                                                    For      Against    Withhold
                 01 - GEORGES BENARROCH            [   ]      [   ]       [   ]
                 02 - LINDA KENT                   [   ]      [   ]       [   ]
                 03 - JEAN-JACQUES TREYVAUD        [   ]      [   ]       [   ]

[B]  OTHER PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS
                                         ---
                                                    For      Against    Withhold
2.  TO APPROVE AN AMENDMENT TO ARTICLE ONE OF
    THE COMPANY'S ARTICLES OF INCORPORATION
    CHANGING THE NAME OF THE COMPANY  TO
    INTERUNION MINING CORP.                        [   ]      [   ]      [   ]

3.  TO APPROVE A REVERSE SPLIT OF THE COMPANY'S
    ISSUED AND OUTSTANDING COMMON SHARES ON THE
    BASIS OF TEN OLD FOR ONE NEW SHARE             [   ]       [   ]     [   ]

4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
    TO VOTE UPON SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING OR ANY AND
    ALL ADJOURNMENTS THEREOF.


[C] AUTHORIZED SIGNATURES - SIGN HERE - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature - Please keep signature within the box               Date (mm/dd/yyyy)

[                                               ]               [    /   /     ]
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Name of Shareholder and Capacity (if applicable)
(Please Print Clearly)